February 12, 2019

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE EMERGING MARKETS SMALL CAP FUND

Supplement to the Summary Prospectus, Prospectus, and
Statement of Additional Information dated January 30, 2019

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust held on February 12, 2019, the Board approved a plan to close and liquidate the Touchstone Emerging Markets Small Cap Fund (the “Fund”). The Fund is expected to be closed and liquidated on or about March 28, 2019 (the “Liquidation Date”). In making its decision, the Board carefully considered the recommendation by the Fund’s investment advisor, Touchstone Advisors, Inc. ("Touchstone"), to close and liquidate the Fund due to factors, including the Fund's small size and limited growth potential.

Accordingly, the Fund will be closed to new and subsequent investments effective as of the close of business on March 12, 2019, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements or the Liquidation Date, whichever is sooner.

At any time prior to the Liquidation Date, shareholders may redeem shares of the Fund or exchange their shares of the Fund for shares in other Touchstone Funds, subject to minimum investment account requirements, other restrictions on exchanges and sales load differentials (if any) as described in the applicable Touchstone Fund’s prospectus. Any contingent deferred sales charges applicable to the redemption of Fund shares will be waived.

If you still hold shares of the Fund on the Liquidation Date, your shares will be automatically redeemed for cash and the proceeds will be remitted to you (via check or wire) based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

If you hold Fund shares in a Touchstone IRA or Coverdell ESA and we do not receive instructions on the disposition of your shares by the Liquidation Date, your IRA or Coverdell ESA will be exchanged into shares of the Touchstone Ultra Short Duration Fixed Income Fund and will not be a tax-reportable event.

As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, Rhode Island 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF–56–TFGT–TEMAX–S1–1902